UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2003


  MERISTAR HOSPITALITY
    OPERATING PARTNERSHIP, L.P.              MERISTAR HOSPITALITY FINANCE CORP
  (Exact name of registrant as                  (Exact name of registrant as
    specified in its Charter)                     specified in its Charter)


          DELAWARE                                         DELAWARE
  (State of Incorporation)                       (State of Incorporation)


         75-2648837                                        52-2321015
(IRS Employer Identification No.)              (IRS Employer Identification No.)


MERISTAR HOSPITALITY FINANCE CORP II       MERISTAR HOSPITALITY FINANCE CORP III
  (Exact name of registrant as                  (Exact name of registrant as
    specified in its Charter)                     specified in its Charter)


           DELAWARE                                         DELAWARE
   (State of Incorporation)                       (State of Incorporation)

         73-1658708                                        46-0467463
(IRS Employer Identification No.)              (IRS Employer Identification No.)


                           1010 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20007
                                 (202) 965-4455
                   (Address, including zip code, and telephone
                    number, including area code, of Principal
               Executive Offices of all of the above registrants)


       Registrant's telephone number, including area code: (202) 295-1000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         99.1     Slide show presentation, dated March 10, 2003.

         * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM 9.  REGULATION FD DISCLOSURE

         MeriStar Hospitality Corporation is furnishing the slide presentation to be used at its investor and analyst meeting to be webcast on Monday, March 10, 2003 at 2:00 p.m. ET, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item. The slide presentation will also be posted on MeriStar's website at www.meristar.com.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 10, 2003


                        MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                        BY: MERISTAR HOSPITALITY CORPORATION,
                            ITS GENERAL PARTNER

                        BY: /s/ Jerome J. Kraisinger
                            --------------------------------------------
                            Name:  Jerome J. Kraisinger
                            Title: Executive Vice President, Secretary
                                   and General Counsel



                        MERISTAR HOSPITALITY FINANCE CORP.

                        BY: /s/ Jerome J. Kraisinger
                            --------------------------------------------
                            Name:  Jerome J. Kraisinger
                            Title: Executive Vice President, Secretary
                                   and General Counsel



                        MERISTAR HOSPITALITY FINANCE CORP. II

                        BY: /s/ Jerome J. Kraisinger
                            --------------------------------------------
                            Name:  Jerome J. Kraisinger
                            Title: Executive Vice President, Secretary
                                   and General Counsel



                        MERISTAR HOSPITALITY FINANCE CORP. III

                        BY: /s/ Jerome J. Kraisinger
                            --------------------------------------------
                            Name:  Jerome J. Kraisinger
                            Title: Executive Vice President, Secretary
                                   and General Counsel

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

99.1             Slide show presentation, dated March 10, 2003.